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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 10, 2001


                          ACTIVE IQ TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                     0-27968                   41-2004369
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


  601 Carlson Parkway, Suite 1550
        Minnetonka, Minnesota                                      55305
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (952) 449-5000



          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     Pursuant to a Stock Purchase Agreement dated October 10, 2001 (the "Purchase Agreement") by and among the Registrant, and Kenneth Hilton, Richard Moore, Gale Saint and Kenneth Hofer (each a "Shareholder" and collectively, the "Shareholders"), the Registrant acquired from the Shareholders all of the outstanding capital stock of FMS Marketing, Inc., an Illinois corporation ("FMS"). The acquisition was effective as of October 10, 2001. Prior to the date of the Purchase Agreement, there was no relationship between FMS or the Shareholders and the Registrant or its affiliates, officers and directors, or any of their respective associates. FMS develops and markets accounting software applications designed for use in the agriculture industry.

     In consideration for the transfer to the Registrant of all of the capital stock of FMS, the Registrant delivered the following to the Shareholders: (1) $300,000 in cash, (2) 6-month promissory notes in the principal amount of $300,000 (the "Notes"), and (3) an aggregate of 250,000 shares of the Registrant's common stock (the "Common Shares"). The Notes are secured by a lien on all the assets of FMS.

     In accordance with the Purchase Agreement, the Registrant is required to file a registration statement covering the resale of the Common Shares (the "Registration Statement"). In addition, all the Shareholders entered into a lockup agreement with respect to the Common Shares, pursuant to which 60 percent of such shares may not be transferred, except that every three months from the effective date of the Registration Statement, 20 percent of the aggregate number of Common Shares become free from restrictions on transfer.

     The foregoing is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference herein. The Form of Note and the Registrant's press release dated October 11, 2001 announcing the FMS acquisition, are each filed as Exhibits 10.1 and 99.1, respectively, to this Form 8-K, and are each incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits

               2.1 Stock Purchase Agreement by and among Active IQ Technologies, Inc., Kenneth Hilton, Richard Moore, Gale Saint and Kenneth Hofer dated October 10, 2001.

               10.1 Form of Promissory Note dated October 10, 2001

               99.1 Press Release dated October 11, 2001.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACTIVE IQ TECHNOLOGIES, INC.


Date:  October 17, 2001                By: /s/ Kenneth W. Brimmer
                                           -------------------------------------
                                               Kenneth W. Brimmer
                                               Chairman, Chief Executive Officer
                                               and Chief Financial Officer





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


                                  EXHIBIT INDEX

 EXHIBIT
  NUMBER          EXHIBIT DESCRIPTION                                                                     PAGE
 --------         -------------------                                                                     ----
   2.1            Stock Purchase Agreement by and among Active IQ Technologies, Inc.,                       5
                  Kenneth Hilton, Richard Moore, Gale Saint and Kenneth Hofer dated
                  October 10, 2001.

  10.1            Form of Promissory Note dated October 10, 2001                                           42

  99.1            Press Release dated October 11, 2001                                                     43





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